UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2015


                                  MERECOT CORP.
             (Exact name of registrant as specified in its charter)


          NEVADA                       333-194145                68-0683374
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

                         616 Corporate Way, Suite 2-6621
                            Valley Cottage, NY 10989)
                            Telephone: (929) 200-1255

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 02, 2015, Merecot Corp. (the "Registrant") was informed by Li and Company, P.C. ("Li &Co.") that it was resigning as the Registrant's independent registered public accounting firm by April 2, 2015. On April 15, 2015, the Registrant retained KLJ & Associates, LLP CPA ("KLJ") as its principal independent accountants. The decision to retain KLJ as the principal independent accountants was approved by the Registrant's Board of Directors.

The Termination of Li & Co.

Li & Co., was the independent registered public accounting firm for the Registrant from January 28, 2014 until April 02, 2015. Li & Co. reports on the Registrant's financial statements for the years ended December 31, 2013 did not
(a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) for the fiscal year ended December 31, 2013 through the date of resignation, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Li & Co., would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Ronald Chadwick served as the Registrant's principal independent accountants.

The Engagement of KLJ

Prior to April 15, 2015, the date that KLJ was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult KLJ regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by KLJ that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult KLJ regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

16.1  Cessation letter from Li and Company, PC

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      MERECOT CORP.


                                      By /s/ Evgenia Gonikman
                                        ----------------------------------------
                                      Name:  Evgenia Gonikman
                                      Title: President

Date: May 8, 2015

                                       3
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                                INDEX TO EXHIBITS

Exhibit No.                       Description
-----------                       -----------

  16.1              Cessation letter from Li and Company, PC